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                                UNITED STATES

                     SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, DC 20549


                                  FORM 8-K
                               CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF
                     THE SECURITIES EXCHANGE ACT OF 1934



     DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): FEBRUARY 21, 2006



                                SOLUTIA INC.
                                ------------
           (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


                                  DELAWARE
                                  --------
                          (STATE OF INCORPORATION)



            001-13255                                    43-1781797
            ---------                                    ----------
            (COMMISSION                                  (IRS EMPLOYER
            FILE NUMBER)                                 IDENTIFICATION NO.)



  575 MARYVILLE CENTRE DRIVE, P.O. BOX 66760, ST. LOUIS, MISSOURI    63166-6760
  ---------------------------------------------------------------    ----------
   (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)                          (ZIP CODE)



                               (314) 674-1000
                               --------------
             REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE

            Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))




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ITEM 2.02.  RESULTS OF OPERATIONS AND FINANCIAL CONDITION

         As described below, on February 14, 2006 Solutia filed the Debtors' Disclosure Statement pursuant to Section 1125 of the Bankruptcy Code (the "Disclosure Statement") with the U.S. Bankruptcy Court for the Southern District of New York (the "Bankruptcy Court"). The Disclosure Statement contains certain financial information regarding Solutia's year-ended December 31, 2005. The Disclosure Statement is attached hereto as Exhibit 99.2.

ITEM 7.01.  REGULATION FD DISCLOSURE

         As previously reported, on December 17, 2003, Solutia Inc. ("Solutia") and its fourteen U.S. subsidiaries (collectively, the "Debtors") filed voluntary petitions for reorganization under Chapter 11 of the U.S. Bankruptcy Code (the "Bankruptcy Code") in the Bankruptcy Court. The cases were consolidated for the purpose of joint administration and were assigned case number 03-17949 (PCB). Solutia's subsidiaries outside the United States were not included in the Chapter 11 filing.

         As previously announced in a press release and Form 8-K filed by Solutia, on February 14, 2006 the Debtors filed with the Bankruptcy Court:
(a) Debtors' Joint Plan of Reorganization Pursuant to Chapter 11 of the Bankruptcy Code (the "Plan") and (b) the related Disclosure Statement. Copies of the Plan and Disclosure Statement, as filed with the Bankruptcy Court, are furnished as Exhibits 99.1 and 99.2 hereto, respectively.

         Bankruptcy law does not permit solicitation of acceptances of the Plan until the Bankruptcy Court approves the Disclosure Statement. Accordingly, this announcement is not intended to be, nor should it be construed as, a solicitation for a vote on the Plan. The Plan will become effective only if it receives the requisite stakeholder approval and is confirmed by the Bankruptcy Court.

ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS

(c) Exhibits:

     Exhibit Number       Description
     --------------       -----------

          99.1 Debtors' Joint Plan of Reorganization Pursuant to Chapter 11 of the Bankruptcy Code

          99.2 Debtors Disclosure Statement Pursuant to Section 1125 of the Bankruptcy Code




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                                 SIGNATURES

PURSUANT TO THE REQUIREMENTS OF THE SECURITIES EXCHANGE ACT OF 1934, THE REGISTRANT HAS DULY CAUSED THIS REPORT TO BE SIGNED ON ITS BEHALF BY THE UNDERSIGNED, THEREUNTO DULY AUTHORIZED.

                                        SOLUTIA INC.
                                        ----------------------------------------
                                        (Registrant)

                                        /s/ Rosemary L. Klein
                                        ---------------------
                                        Senior Vice President, General Counsel
                                        and Secretary


DATE: February 21, 2006